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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, Number 33-16602 and 33-61310 of Eye Technology, Inc. of our report dated April 13, 1998 appearing on page F-2 of the Annual Report on Form 10-KSB.

St. Paul, Minnesota                               /s/ OLSEN THIELEN & CO., LTD.
April 17, 1998